SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): October 30, 2014


                          SYNERGY RESOURCES CORPORATION
                          -----------------------------
             (Exact name of Registrant as specified in its charter)


      Colorado                        001-35245                20-2835920
----------------------           ------------------       ------------------
(State or other jurisdiction    Commission File No.)     (IRS Employer
      of incorporation)                                   Identification No.)


                                20203 Highway 60
                           Platteville, Colorado 80651
               ---------------------------------------------------
          (Address of principal executive offices, including Zip Code)


       Registrant's telephone number, including area code: (970) 737-1073

                                       N/A
                -----------------------------------------------
          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
   230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
   240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01   Regulation FD Disclosure

     The company will hold a conference call on Friday, October 31, 2014 at 9:00 a.m. Eastern time to discuss an amendment to its credit agreement and the planned acquisition of oil and gas properties in the Denver Julesberg Basin.

     Synergy Resources co-CEO Ed Holloway, co-CEO William Scaff, Jr., and Vice President of Capital Markets and Investor Relations Jon Kruljac will host the presentation, followed by a question and answer period.

Date: Friday, October 31, 2014
Time: 9:00 a.m. Eastern time (7:00 a.m. Mountain time)

877-407-9122 Toll Free Dial-In (US & Canada)
201-493-6747 International/Local Dial-In

     The conference call will be webcast simultaneously and can be accessed via this link: http://syrginfo.equisolvewebcast.com/ap-10-31-14 and via the investor section of the company's web site at www.syrginfo.com.

     Call the conference telephone number 5-10 minutes prior to the start time. An operator will register your name and organization. If you have any difficulty connecting with the conference call, contact Jon Kruljac with Synergy Resources at (303) 840-8166.

Replay Dial-In Numbers
877-660-6853 Toll Free (US & Canada)
201-612-7415 International/Local
Replay ID#411931

     The Company issued a press release on October 30, 2014, attached as Exhibit 99, in connection with the foregoing.

Item 9.01   Financial Statements and Exhibits

Exhibit
Number      Description
-------     -----------

   99       October 30, 2014 Press Release

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

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 30, 2014


                                    SYNERGY RESOURCES CORPORATION


                                    By:  /s/ Frank L. Jennings
                                         -------------------------------------
                                         Frank L. Jennings, Principal Financial
                                         and Accounting Officer







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